                                                                    EXHIBIT 10.1


                             TALTON HOLDINGS, INC.

                                 $115,000,000

                      11% SENIOR NOTES DUE 2007, SERIES A

                              PURCHASE AGREEMENT
                              ------------------


                                                                   June 24, 1997


CIBC WOOD GUNDY SECURITIES CORP.
425 Lexington Avenue
Third Floor
New York, New York  10017

Ladies and Gentlemen:

          Talton Holdings, Inc., a Delaware corporation (the "Company"), and
                                                              -------
AmeriTel Pay Phones, Inc., a Missouri corporation ("AmeriTel"), Talton
                                                    --------
Telecommunications Corporation, an Alabama corporation ("Talton
                                                         ------
Telecommunications"), Talton Telecommunications of Carolina, Inc., an Alabama
------------------
corporation ("Talton of Carolina"), and Talton STC, Inc., a Delaware corporation
              ------------------
("Talton STC", and collectively with AmeriTel, Talton Telecommunications and
  ----------
Talton of Carolina, the "Subsidiary Guarantors"), jointly and severally agree
                         ---------------------
with you as follows:

          1.   The Notes.  The Company proposes to issue and sell to CIBC Wood
               ---------
Gundy Securities Corp. (the "Initial Purchaser"), an aggregate of $115,000,000
                             -----------------
principal amount of its 11% Senior Notes due 2007, Series A (the "Series A
                                                                  --------
Notes").  The Series A Notes are to be issued pursuant to an indenture (the

"Indenture") to be dated as of June 27, 1997 by and among the Company, the
----------
Subsidiary Guarantors and U.S. Trust Company of Texas, N.A. (the "Trustee").
                                                                  -------
Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

          The Company's obligations under the Series A Notes and the Series B Notes (as defined below) (the Series A Notes and the Series B Notes being collectively referred to as the "Notes") will be fully and unconditionally
                                 -----
guaranteed, jointly and severally, on a general unsecured basis initially by the Subsidiary Guarantors pursuant to and to the extent set forth in the Indenture (the "Subsidiary Guarantees").
      ---------------------

          The Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Company has prepared a preliminary offering
      --------------
memorandum, subject to completion, dated June 4, 1997 (the "Preliminary Offering
                                                            --------------------
Memorandum"), and a final offering memorandum, dated June 24, 1997 (the
----------
"Offering Memorandum"), relating to the Company, the Subsidiary Guarantors, the
--------------------
Notes and the Subsidiary Guarantees.

          Upon original issuance thereof by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF THE SECURITIES ACT), THAT PRIOR TO SUCH TRANSFER, FURNISHED THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SENIOR NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          You have advised the Company that you will make offers (the "Exempt
                                                                       ------
Resales") of the Notes purchased by you hereunder on the terms set forth in the
-------
Offering Memorandum, as amended or supplemented, solely by you to (i) persons who you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs"), and (ii) to a limited number of
                                     ----
institutional "accredited investors" referred to in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act (each, an "Institutional Accredited Investor", and
                                        ---------------------------------
together with the QIBs, the "Eligible Purchasers.")  You will offer the Notes to
                             -------------------
Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"),
                       -----------------------------
to be dated the Closing Date (as defined below), in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to, and subject to all the terms and conditions of, the Registration Rights Agreement, the Company and the Subsidiary Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a
                 ----------
registration statement under the Securities Act (the "Exchange Offer
                                                      --------------
Registration Statement") relating to the 11% Senior Notes due 2007, Series B
----------------------
(the "Series B Notes") of the Company to be offered in exchange for the Series A
      --------------
Notes (the "Exchange Offer"), and, as and to the extent required by the
            --------------
Registration Rights Agreement, (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") relating
                                        ----------------------------
to the resale by certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective.

          The Company is a party to (i) that certain asset purchase agreement dated as of May 9, 1997 (as amended on June 21, 1997, the "STC Acquisition
                                                           ---------------
Agreement") with Security Telecom Corporation, a Texas corporation ("STC"), and
---------                                                            ---
(ii) that certain Stock Purchase Agreement dated as of June 21, 1997, with O.B.A., Inc. (the "LETI Acquisition Agreement", and collectively with the STC
                   --------------------------
Acquisition Agreement, the "Acquisition Agreements").  This Purchase Agreement
                            ----------------------
(this "Agreement"), the Notes, the Subsidiary Guarantees, the Indenture, the
       ---------
Registration Rights Agreement, and the Acquisition Agreements, are hereinafter sometimes referred to collectively as the "Operative Documents."
                                           -------------------

          2.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, $115,000,000 aggregate principal amount of Series A Notes at the purchase price equal to 96.65% of the principal amount thereof (the "Purchase
                                                                     --------
Price").
-----

          3.   Delivery and Payment.  Delivery to the Initial Purchaser of and
               --------------------
payment for the Notes shall be made at 10:00 A.M., New York City time, on June 27, 1997, at the offices of CIBC Wood Gundy Securities Corp., 425 Lexington Avenue, New York, New York 10017, or such other time or place as the Initial Purchaser and the Company shall designate (the "Closing Date"). The actual time
                                                ------------
of such delivery and purchase of the Notes on the Closing Date is referred to herein as the "Closing."
               -------

          One or more of the Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or
                                                                     ---
such other names as the Initial Purchaser may request upon at least one business day's notice to the Company, having an aggregate principal amount designated by the Initial Purchaser (each, a "Global Note"), and one or more certificated
                                -----------
Series A Notes in definitive form, registered in such names and denominations as the Initial Purchaser may so request (each, a "Definitive Note"), shall be
                                               ---------------
delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs), against payment by the Initial Purchaser of the Purchase Price by wire transfer of immediately available funds to the order of the Company. The Global Note(s) and the Definitive Note(s), if any, shall be made available to the Initial Purchaser for inspection no later than 9:30 a.m. on the business day immediately preceding the Closing Date.

          4.   Agreements of the Company and the Subsidiary Guarantors.  The
               -------------------------------------------------------
Company and the Subsidiary Guarantors agree, jointly and severally, with the Initial Purchaser as follows:

               (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order known to the Company or any of the Subsidiary Guarantors suspending the qualification or exemption of the Notes (including the Subsidiary Guarantees thereof) for offering or sale in any jurisdiction, or the initiation of any proceeding known to the Company or any of the Subsidiary Guarantors for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) of the happening of any event known to the Company or any of the Subsidiary Guarantors that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make any statements of a material fact therein, in light of the circumstances under which they were made, not misleading. The Company and each of the Subsidiary Guarantors shall use its respective reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Notes and the Subsidiary Guarantees under any state securities or Blue Sky laws, and if, at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Notes or the Subsidiary Guarantees under any state securities or Blue Sky laws, the Company and each of the Subsidiary Guarantors shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) For the period after the date hereof and prior to the completion of all Exempt Resales, to furnish to the Initial Purchaser, without charge, as many copies of the Offering Memorandum and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. The Company and each of the Subsidiary Guarantors consents to the use of the Offering Memorandum, as amended or supplemented, by the Initial Purchaser in connection with Exempt Resales until the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable.

               (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date, unless the Initial Purchaser shall previously have been advised thereof and shall not have reasonably objected thereto promptly after notice thereof. The Company and the Subsidiary Guarantors will promptly prepare, upon the Initial Purchaser's request, any amendment or supplement to the Offering Memorandum that may be reasonably necessary or advisable in connection with Exempt Resales.

               (d) If, after the date hereof and prior to consummation of any Exempt Resales, any event shall occur as a result of which, in the reasonable judgment of the Company or in the reasonable opinion of the Initial Purchaser's counsel, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements of material fact therein, in light of the circumstances existing when the Offering Memorandum is delivered to a prospective purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, promptly to prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements of material fact therein, as so amended or supplemented, will not, in light of the circumstances existing when the Offering Memorandum is so delivered, be misleading, and will comply with applicable law, and to furnish to the Initial Purchaser, without charge, such number of copies thereof as the Initial Purchaser may reasonably request.

               (e) To cooperate with the Initial Purchaser and the Initial Purchaser's counsel in connection with the registration or qualification of the Notes and the Subsidiary Guarantees for offer and sale by the Initial Purchaser in the Exempt Resales under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such qualification in effect so long as required to complete such offer and sale of the Notes in the Exempt Resales; provided, however, that neither the Company nor any Subsidiary Guarantor shall be obligated to qualify as a foreign corporation in any jurisdiction in which they are not so qualified or to take any action that would subject it to service of process in suits or taxation, other than as to matters of and transactions relating to Exempt Resales, in any jurisdiction in which it is not now so subject.

               (f) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchaser or to Eligible Purchasers of the Notes.

               (g) Not to sell, offer for sale or solicit offers to buy any Notes or debt securities of the Company that are substantially similar to the Notes (other than the Series B Notes issuable in the Exchange Offer) for a period of 180 days following the Closing Date.

               (h) For so long as any of the Notes remain outstanding and during any period in which neither the Company nor any Subsidiary Guarantor is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any Eligible
                      ------------
     Purchaser or beneficial owner or holder of Notes in connection with any sale thereof and any prospective purchaser of such Notes, the information required by Rule 144A(d)(4) under the Securities Act.

               (i) Prior to or concurrently with the Closing, to enter into the Registration Rights Agreement in substantially the form attached hereto as Exhibit A in order to permit registration of the Series B Notes to be offered in exchange for the Series A Notes as contemplated thereby.

               (j) To comply with all of the agreements set forth in the Registration Rights Agreement, and all agreements set forth in the letter of representations from the Company, the Subsidiary Guarantors and the Trustee to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

               (k) To use their reasonable best efforts to effect the inclusion of the Notes in the PORTAL market upon issuance.

               (l) During a period of three years following the date of this Agreement, to deliver to the Initial Purchaser promptly upon their becoming available, copies of all current, regular and periodic reports and other publicly available information filed by the Company or any Subsidiary Guarantor with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions and other such publicly available information concerning the Company and the Subsidiary Guarantors as the Initial Purchaser shall reasonably request.

               (m) To use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

               (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Notes.

               (o) To use their reasonable best efforts to obtain all requisite Authorizations (as defined below) and make all requisite declarations and filings with the FCC and all applicable State Regulatory Agencies (as defined below).

               (p) To use their reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company and the Subsidiary Guarantors prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Notes.

          5.   Agreement Concerning Expenses.  The Company and the Subsidiary
               -----------------------------
Guarantors, jointly and severally, agree with the Initial Purchaser that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Subsidiary Guarantors shall pay all costs, expenses, fees and taxes incident to and in connection with this Agreement and the transactions contemplated hereby and by the other Operative Documents as follows:

          (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto;

          (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Registration Rights Agreement, the Notes, the Subsidiary Guarantees, the Indenture, the Exchange Offer Registration Statement and any Shelf Registration Statement and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith and with the Exempt Resales;

          (iii) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of counsel to the Initial Purchaser) relating to such registration or qualification;

          (iv) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales;

          (v) the fees, disbursements and expenses of accountants and counsel to the Company and the Subsidiary Guarantors;

          (vi) the fees, disbursements and expenses of counsel to the Initial Purchaser;

          (vii) all expenses and listing fees in connection with the application for quotation of the Notes in the PORTAL market;

          (viii) the issuance and delivery by the Company of the Notes and by the Subsidiary Guarantors of the Subsidiary Guarantees;

          (ix) the preparation of certificates for the Notes (including, without limitation, printing and engraving of the Notes);

          (x) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer;

          (xi) all "road show" and other marketing expenses related to the preparation of slides, videotapes and printed marketing materials, and travel, hotel, food and entertainment expenses of affiliates of the Company and the Subsidiary Guarantors; and

          (xii) the performance by the Company and the Subsidiary Guarantors of their other respective obligations under this Agreement and the Registration Rights Agreement, the Notes, the Subsidiary Guarantees, the Indenture, the Exchange Offer Registration Statement and any Shelf Registration Statement not specifically set forth in this Section 5.

          6.   Representations and Warranties of the Company and the Subsidiary
               ----------------------------------------------------------------
Guarantors.  The Company and each of the Subsidiary Guarantors, jointly and
----------
severally, represent and warrant to the Initial Purchaser that:

               (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein. To the knowledge of the Company and each of the Subsidiary Guarantors, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceedings for that purpose have been commenced or are pending or contemplated.

               (b) The Company and each of the Subsidiary Guarantors has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum, and, to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company, and the Subsidiary Guarantors, taken as a whole, (ii) have material adverse effect on the ability of the Company or any of the Subsidiary Guarantors to perform its obligations under this Agreement and the other Operative Documents, or
     (iii) in any manner draw into question the validity of this Agreement or any of the other Operative Documents (any of the events set forth in (i),
     (ii) or (iii), a "Material Adverse Effect").
                       -----------------------

               (c) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein and therein. Each of the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, its Subsidiary

     Guarantee and the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

               (d) (i) All of the issued and outstanding shares of capital stock of the Company and each of the Subsidiary Guarantors have been duly and validly authorized and issued and are fully paid and nonassessable;
     (ii) the capital stock of the Company is owned as described in the Offering Memorandum and the Company owns all of the issued and outstanding capital stock of each of the Subsidiary Guarantors; (iii) all such shares of capital stock described in the foregoing subsection (ii) are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"), except for
                                                            ----
     such Liens arising under the Senior Credit Facility and inchoate statutory liens for amounts not yet due and payable, and all such capital stock was not issued in violation of any preemptive or similar rights; (iv) except for the ownership interests described in the subsection (ii) of this paragraph, the Company, and the Subsidiary Guarantors have no other direct or indirect subsidiaries; and (v) except as described in the Offering Memorandum there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any of the Subsidiary Guarantors.

               (e) This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors, and (assuming the due execution and delivery hereof by you) constitutes a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought and, as to rights of indemnification or contribution, by principles of public policy or federal or state securities laws relating thereto.

               (f) The Indenture has been duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and delivered in accordance with its terms, will be the valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought, and, as to rights of indemnification or contribution, by principles of public policy or federal or state securities laws relating thereto.

               (g) The Series A Notes have been duly and validly authorized for issuance and sale to the Initial Purchaser by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought and, as to rights of indemnification or contribution, by principles of public policy or federal or state securities laws relating thereto.

               (h) The Series B Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such

               (i) The Subsidiary Guarantees (issued in connection with the issuance of the Series A Notes and to be issued in connection with the issuance of the Series B Notes) have been duly and validly authorized for issuance by each of the Subsidiary Guarantors pursuant to this Agreement and, when issued in accordance with the terms of the Indenture, will be the legally valid and binding obligation of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought and, as to rights of indemnification or contribution, by principles of public policy or federal or state securities laws relating thereto.

               (j) The Registration Rights Agreement has been duly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and delivered by the Company and the Subsidiary Guarantors (assuming the due execution and delivery thereof by you) will be the legally valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought and, as to rights of indemnification or contribution, by principles of public policy or federal or state securities laws relating thereto.

               (k) The Acquisition Agreements have been duly authorized, executed and delivered by the Company and remain in full force and effect and have not been modified or amended in any material respect since their respective dates (except for such modifications or amendments copies of which have previously been provided to the Initial Purchaser and its counsel).

               (l) This Agreement and the other Operative Documents, when executed and delivered by the Company and the Subsidiary Guarantors, as applicable, will conform in all material respects to the respective descriptions thereof in the Offering Memorandum.

               (m)  (i) Neither the Company nor any of the Subsidiary Guarantors
     (x) is in violation of its respective certificate of incorporation or bylaws or in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which any of them is a party or by which any of them is bound, or to which any of their respective properties or assets is subject, or (y) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company or any of the Subsidiary Guarantors or their respective assets or properties, and (ii) there exists no condition that, with notice, the passage of time or otherwise, would constitute any such default under any such document or instrument, except any such default, violation or condition that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

               (n) The execution, delivery and performance by the Company and each of the Subsidiary Guarantors of this Agreement and the other Operative Documents to which each is a party and the consummation of the transactions contemplated hereby and thereby and the issuance and sale of the Series A Notes, and the issuance of the Series B Notes in the Exchange Offer, will not violate, conflict with or result in a breach or violation of the terms or provisions of, or constitute a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require a consent under, or result in the imposition or creation of (or the obligation to create or impose) a Lien or an acceleration of indebtedness pursuant to, (i) the certificate of incorporation or bylaws of the Company or any of the Subsidiary Guarantors, (ii) any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument presently in effect to which the Company or any of the Subsidiary Guarantors is a party or by which any of them is bound, or to which any properties of the Company or any of the Subsidiary Guarantors is or may be subject, (iii) any statute, rule or regulation presently in effect applicable to the Company or any of the Subsidiary Guarantors or any of their assets or properties, (including, without limitation, the Telecommunications Act of 1996 (the "Telecommunications
                                                          ------------------
     Act"), the rules and regulations of the Federal Communications Commission (the "FCC") and the rules and regulations of any state or other regulatory
           ---
     agency or body with jurisdiction over telecommunications matters in the jurisdictions in which the Company, the Subsidiary Guarantors or STC operate or provide telecommunications services (a "State Regulatory
                                                        ----------------
     Agency")) or (iv) any judgment, order or decree presently in effect of any court or governmental agency or authority having jurisdiction over the Company or any of the Subsidiary Guarantors or any of their properties, except for Liens under the Senior Credit Facility as described in the Offering Memorandum and any such violations, conflicts, breaches or defaults which, individually or in the aggregate, (i) could not reasonably be expected to result in a Material Adverse Effect or (ii) do not and will not result in the termination or revocation of any of the material permits, licenses, approvals, orders, certificates, franchises or authorizations of state, federal or other governmental or regulatory authorities, including those relating to the Telecommunications Act, the rules and regulations of the FCC or the rules and regulations of any State Regulatory Agency, owned or held by the Company or any of the Subsidiary Guarantors, or result in any other material impairment of the rights of the holder of such permits licenses, approvals, orders, certificates, franchises or authorizations.

               (o) Assuming the accuracy of the Initial Purchaser's representations and warranties set forth in Section 7 hereof, and the due performance by the Initial Purchaser of the covenants and agreements to be performed by it set forth in Section 7 hereof, no consent, waiver, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency (including, without limitation, the FCC and any State Regulatory Agency) or other person is required for the execution, delivery and performance of the Operative Documents by the Company and each of the Subsidiary Guarantors, as applicable, the issuance and sale of the Notes (including the Subsidiary Guarantees thereof) and the consummation of the transactions contemplated hereby and thereby, except (i) as described in the Offering Memorandum or (ii) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and state securities or Blue Sky laws and
      -------------------
     regulations or such as may be required by the National Association of Security Dealers ("NASD"), or (iii) where the failure to obtain such
                        ----
     consents, waivers, approvals, authorizations, orders, filings, registrations, qualifications, licenses or permits could not reasonably be expected to have a Material Adverse Effect. No consents, waivers, approvals or authorizations from any other person are required for the execution, delivery and performance by the Company or the Subsidiary Guarantors of this Agreement and the other Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby, other than such consents, waivers, approvals or authorizations as have been obtained (or, in the case of the Registration Rights Agreement, which the Company will seek to obtain pursuant to the terms thereof) except where the failure to obtain such consents, waivers, approvals or authorizations could not reasonably be expected to have a Material Adverse Effect.

               (p) Except as described in the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company or any of the Subsidiary Guarantors is or may be a party, or affecting the Company or any of the Subsidiary Guarantors or any of their respective businesses or properties,
     (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Subsidiary Guarantors is subject, that would, in the case of (i), (ii) and (iii), reasonably be expected, either individually or in the aggregate, (x) to have a Material Adverse Effect, (y) to restrain, enjoin or prohibit the issuance and sale of the Series A Notes or (z) to question the validity of any of the Operative Documents.

               (q) The Company and each of the Subsidiary Guarantors has good and valid title to all property and assets described in the Offering Memorandum as being owned by it, free and clear of all Liens, claims, encumbrances and restrictions, except (i) inchoate statutory Liens for amounts not yet due and payable, (ii) as described in the Offering Memorandum or (iii) as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All leases to which the Company or any of the Subsidiary Guarantors is a party are valid and binding, no default has occurred or is continuing thereunder and the Company and each such Subsidiary Guarantor enjoys peaceful and undisturbed possession under all such leases to which any of them is a party as lessee, except to the extent that such failure to be binding, default or failure to enjoy peaceful and undisturbed possession could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

               (r) Except as described in the Offering Memorandum, neither the Company nor any of the Subsidiary Guarantors has violated any environmental, safety or similar law or regulation applicable to its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other
                    ------------------
     approvals required of them under applicable

     Environmental Laws or is violating any term condition of any such permit, license or approval, which could in such circumstance reasonably be expected to have a Material Adverse Effect.

               (s) Except as described in the Offering Memorandum, there is (i) no unfair labor practice complaint pending against the Company or any of the Subsidiary Guarantors nor, to the best knowledge of the Company and the Subsidiary Guarantors, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiary Guarantors, or to the best knowledge of the Company and the Subsidiary Guarantors, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage against the Company or any of the Subsidiary Guarantors or, to the best knowledge of the Company and the Subsidiary Guarantors, threatened against the Company or any of the Subsidiary Guarantors, and (iii) to the best knowledge of the Company and the Subsidiary Guarantors, no union representation question existing with respect to the employees of the Company or any of the Subsidiary Guarantors and, to the best knowledge of the Company and the Subsidiary Guarantors, no union organizing activities are taking place, except (with respect to any matter specified in clause
     (i), (ii) or (iii) above, individually or in the aggregate) such as would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiary Guarantors has violated any Federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and
                                              -----
     regulations promulgated thereunder, nor has the Company or any of the Subsidiary Guarantors engaged in any unfair labor practice, which in each case could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

               (t) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each of the Company and the Subsidiary Guarantors has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of
                                                             -------------
     and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities (including, without limitation, the FCC and all State Regulatory Agencies), all self-regulatory organizations and all courts and other tribunals, necessary or required to engage in its business currently conducted by it in the manner described in the Offering Memorandum, (ii) all such Authorizations are valid and in full force and effect and (iii) the Company and the Subsidiary Guarantors are in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

               (u) The Company and each of the Subsidiary Guarantors owns or possesses or has the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by them in
                         ---------------------
     connection with, and material individually or in the aggregate to the operation of the businesses now operated by them, and neither the Company nor any of the Subsidiary Guarantors has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company and each of the Subsidiary Guarantors, the use of such Intellectual Property in connection with the business and operations of the Company and the

     Subsidiary Guarantors does not infringe on the rights of any person, except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

               (v) All tax returns required to be filed by the Company or any of the Subsidiary Guarantors in all jurisdictions have been timely and duly filed, other than those filings being contested in good faith, except where the failure to so file any such returns could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all such tax returns were correct and complete, in all material respects, when so filed; there are no tax returns of the Company or any of the Subsidiary Guarantors that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company, or any of the Subsidiary Guarantors has received notice), where the findings of such audit, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles or those currently payable without penalty or interest; and neither the Company nor any of the Subsidiary Guarantors knows of any material proposed additional tax assessments against the Company or any of the Subsidiary Guarantors.

               (w) Neither the Company nor any of the Subsidiary Guarantors is, or intends to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (x) Except pursuant to the Registration Rights Agreement, there are no holders of securities of the Company or the Subsidiary Guarantors who, by reason of the execution by the Company or any of the Subsidiary Guarantors of this Agreement or any other Operative Document to which it is a party or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand the Company or any Subsidiary Guarantor register under the Securities Act or analogous foreign laws and regulations securities held by them.

               (y) The Company and each of the Subsidiary Guarantors maintain insurance (including self-insurance) covering its respective properties, operations, personnel and businesses. Such insurance insures against such losses and risks as in the Company's reasonable determination are adequate for the conduct of the business of the Company and the Subsidiary Guarantors and the value of their property. Neither the Company nor any of the Subsidiary Guarantors has received notice from any insurer or agent of such insurer that material capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

               (z) When the Notes are delivered pursuant to this Agreement, none of the Notes will be of the same class (within the meaning of Rule 144A under the Securities Act ("Rule 144A")) as securities of the Company
                                     ---------
     or any of the Subsidiary Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

               (aa) Deloitte & Touche LLP are independent public accountants with respect to the Company and Talton STC as required by the Securities Act. Arthur Andersen LLP are independent public accountants with respect to AmeriTel as required by the Securities Act. Borland, Benefield, Crawford & Webster, P.C. are independent public accountants with respect to Talton Telecommunications and its subsidiaries as required by the Securities Act. Davis, Clark and Company, P.C. are independent public accountants with respect to STC as required by the Securities Act. The historical financial statements, together with related notes thereto, set forth in the Offering Memorandum fairly present, in all material respects, the financial position and condition of the applicable entities at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated (subject, in the case of unaudited financial statements, to year-end adjustments), in accordance with generally accepted accounting principles ("GAAP"), consistently applied throughout such periods (except
                  ----
     that the financial statements of the Company reflect the application of the purchase method of accounting). The pro forma financial statements, together with the related notes thereto, set forth in the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect, based on assumptions made on a reasonable basis, to certain historical transactions described therein and to the transactions contemplated by this Agreement and the other Operative Documents in accordance with the applicable requirements of Regulation S-X and the Securities Act. The other historical and pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and the books and records of the applicable entities.

               (bb) The Company, each of the Subsidiary Guarantors and STC maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

               (cc) No registration under the Securities Act of any of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming (i) that the Initial Purchaser's representations and warranties in Section 7 are true and that the Initial Purchaser duly performs the covenants and agreements to be performed by it set forth in
     Section 7 hereof, (ii) that the representations of the Institutional Accredited Investors set forth in the letters of representation of such Institutional Accredited Investors in the form set forth as Annex A to the Offering Memorandum are true, and (iii) that each of the Eligible Purchasers is a QIB or an Institutional Accredited Investor. No form of general solicitation or general advertising was used by the Company, the Subsidiary Guarantors or any of their representatives in connection with the offer and sale of the Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising (it being understood that the Company and the Subsidiary Guarantors are making no representation in this sentence with respect to any actions taken by the Initial Purchaser in connection with the Offering). No securities of the same class as and of the Notes have been issued and sold by the Company or any of the Subsidiary Guarantors within the six-month period immediately prior to the date hereof.

               (dd) The Offering Memorandum, as of its date, contains, and the Offering Memorandum as amended or supplemented by any amendment or supplement thereto, as of its date, will contain all the information specified in, and conforms, and as amended or supplemented, will conform, in all material respects, to the requirements of Rule 144A(d)(4) under the Securities Act.

               (ee) The execution and delivery of this Agreement and the other Operative Documents and the sale of the Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company and the Subsidiary Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

               (ff) Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

               (gg) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, neither the Company nor any of the Subsidiary Guarantors has incurred any liabilities or obligations, direct or contingent, that are material to the Company and the Subsidiary Guarantors taken as a whole, nor entered into any material transaction not in the ordinary course of business, and there has not been, individually or in the aggregate, any material adverse change in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiary Guarantors taken as a whole (a "Material Adverse Change") or any development which could reasonably be
      -----------------------
     expected to result in a Material Adverse Change.

               (hh) The present fair saleable value of the assets of the Company and the Subsidiary Guarantors, taken as a whole, exceeds the sum of the stated liabilities (including the maximum amount of liability that may reasonably be expected to result from contingent liabilities) of the Company and the Subsidiary Guarantors, and the assets of the Company and the Subsidiary Guarantors, taken as a whole, do not constitute unreasonably small capital to carry on their business as conducted or as proposed to be conducted. The Company does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they mature. The Company does not intend to permit the Subsidiary Guarantors to incur debts beyond their respective ability to pay such debts as they mature. Upon the issuance of the Series A Notes and the application of the net proceeds therefrom, the present fair saleable value of the assets of the Company and the Subsidiary Guarantors, taken as a whole, will exceed the sum of their stated liabilities (including the maximum amount of liability that may reasonably be expected to result from contingent liabilities), and the assets of the Company and the Subsidiary Guarantors, taken as a whole, will not constitute unreasonably small capital to carry on their business as now conducted or as proposed to be conducted, including the capital needs of the Company and the Subsidiary Guarantors, taking into account the projected capital requirements and capital availability of the Company and each of the Subsidiary Guarantors.

               (ii) Neither the Company nor any of the Subsidiary Guarantors (i) has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or that constitutes, the stabilization or manipulation of the price of any security of the Company or any of the Subsidiary Guarantors to facilitate the sale or resale of the Notes (or the Subsidiary Guarantees) or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased, or paid any person other than the Initial Purchaser pursuant to the terms of this Agreement any compensation for soliciting purchases of, the Notes or (B) paid or agreed to pay to any person other than the Initial Purchaser any compensation for soliciting another to purchase any other securities of the Company or any of the Subsidiary Guarantors.

               (jj) No Subsidiary Guarantor is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such Subsidiary Guarantor's capital stock, from repaying to the Company any loans or advances to such Subsidiary Guarantor or from transferring any of such Subsidiary Guarantor's property or assets to the Company or to any other Subsidiary Guarantor, except pursuant to the provisions of the Senior Credit Facility or the Existing Credit Facility.

               (kk) There are no contracts, agreements or understandings between the Company or the Subsidiary Guarantors, on the one hand, and any person other than the Initial Purchaser, on the other hand, that would give rise to a valid claim against the Company or any Subsidiary Guarantor for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

               (ll) Each certificate signed by any authorized officer of the Company or any of the Subsidiary Guarantors and delivered to the Initial Purchaser or its representatives in connection with the Offering shall be deemed to be a representation and warranty by the Company or such Subsidiary Guarantor to the Initial Purchaser as to the matters covered thereby.

     The Company and the Subsidiary Guarantors acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Subsidiary Guarantors and counsel to the Initial Purchaser will rely, as to matters of fact, upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

          7.   Initial Purchaser's Representations and Warranties.  The Initial
               --------------------------------------------------
Purchaser represents and warrants to the Company and the Subsidiary Guarantors that:

               (a) It is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

               (b) It (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and to a limited number of Institutional Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum in a private resale exempt from the registration requirements of the Securities Act.

               (c) In connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to and will sell Series A Notes only to Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from, persons who in purchasing such Series A Notes will be deemed to have represented and agreed (1) if such Eligible Purchasers are QIBs, that they are purchasing the Series A Notes for their own account or an account with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (2) that such Series A Notes will not have been registered under the Securities Act and may be resold, pledged or otherwise transferred, only (A) (I) inside the United States to a person who the seller reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, or in accordance with Rule 144 under the Securities Act, or pursuant to another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), (II) to the Company or (III) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act and (B) in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, (3) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (2) above.

               (d) No form of general solicitation or general advertising has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (e) The Initial Purchaser also understands that the Company and the Subsidiary Guarantors and, for purposes of the opinions to be delivered to the Company and the Subsidiary Guarantors pursuant to Section 9 hereof, counsel to the Company and the Subsidiary Guarantors and counsel to the Initial Purchaser will rely, as to matters of fact, upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

          8.   Indemnification.
               ---------------

               (a) The Company and the Subsidiary Guarantors (for purposes of this Section 8 collectively referred to as the "Talton Entities") jointly
                                                     ---------------
     and severally agree to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Initial Purchaser (a "controlling person") and the respective officers, directors, partners,
         ------------------
     employees, representatives and agents of the Initial Purchaser or any controlling person (each of the foregoing may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any
         ------------------
     and all losses, claims, damages, liabilities, judgments, actions and expenses directly or indirectly caused by, related to, based upon, arising out of or in connection with: (1) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or (2) any omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (3) the failure by the Company or any of the Subsidiary Guarantors to obtain any required Authorizations from, or make any required declarations or filings with, the FCC or any State Regulatory Agency; and will reimburse, as incurred, each Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating, preparing, pursuing or defending against any claim or action, or any investigation or proceeding, commenced or threatened, or appearing as a third-party witness in connection with any such loss, claim, damage, liability, judgment, action or expense; provided, however, that none of the Talton Entities will be liable in any such case to an Indemnified Person to the extent that such losses, claims, damages, liabilities, judgments, actions or expenses are caused by an untrue statement or alleged untrue statement or omission or alleged omission that is made in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with information relating to the Initial Purchaser furnished in writing to the Company or the Subsidiary Guarantors by or on behalf of the Initial Purchaser expressly for use therein; and provided, further, indemnity with respect to the Preliminary Offering Memorandum and the Offering Memorandum shall not inure to the benefit of any Indemnified Person from whom the person asserting any such loss, claim, damage, liability, judgment, action or expense purchased the Series A Notes which are the subject thereof if such person did not receive a copy of the Offering Memorandum (or the Offering Memorandum as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Series A Notes to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum (or the Offering Memorandum as amended or supplemented), unless such failure to deliver such Offering Memorandum (as amended or supplemented) was a result of noncompliance by the Talton Entities with Section 4(d) of this Agreement. The indemnity, contribution and reimbursement obligations of the Talton Entities set forth in this
     Section 8 shall be in addition to any liability or obligation the Talton Entities may otherwise have to any Indemnified Person.

               (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors and their respective directors and officers, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company and the Subsidiary Guarantors and the respective officers, directors, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity set forth in clauses (1) and (2) of the preceding paragraph from the Talton Entities to each of the Indemnified Persons, but only with respect to losses, claims, damages, liabilities, judgments, actions and expenses based on information relating to the Initial Purchaser furnished in writing to the Company or the Subsidiary Guarantors by or on behalf of the Initial Purchaser expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum or any amendment or supplement thereto. The indemnity, contribution and reimbursement obligations of the Initial Purchaser set forth in this
     Section 8 shall be in addition to any liability or obligation the Initial Purchaser may otherwise have to the Company or the Subsidiary Guarantors.

               (c)  Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action or proceeding (including any governmental or regulatory investigation or proceeding), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; provided, that the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party except to the extent that such omission materially prejudices the rights or defenses of the indemnifying party. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the named parties in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable and documented out-of-pocket costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph
     (a) of this Section 8 or the Company in the case of paragraph (b) of this
     Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions); (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties; or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. After such notice from the indemnifying parties to such indemnified party (so long as the indemnified party shall have informed the indemnifying parties of such action in accordance with this Section 8 on a timely basis prior to the indemnified party seeking indemnification hereunder), the indemnifying parties will not be liable under this Section 8 for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability arising out of such action, claim, litigation or proceeding. If any indemnifying party reimburses an indemnified party hereunder for any expenses incurred in connection with an action or proceeding for which indemnification is sought, the indemnified party hereby agrees to refund such reimbursement of expenses to the extent that it is determined by a court of competent jurisdiction that the indemnified party is not entitled to indemnification pursuant to this Section 8 for such expenses.

               (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Talton Entities, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of the Notes (net of commissions and discounts but before deducting expenses) received by the Talton Entities bears to the total commissions and discounts received by the Initial Purchaser. The relative fault of the Talton Entities, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Talton Entities or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations appropriate in the circumstances. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, judgments, actions or expenses referred to in this paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

               The Talton Entities and the Initial Purchaser agree that it would not be equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchaser and its related Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, the Initial Purchaser (and the related Indemnified Persons) shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions applicable to the Series A Notes purchased by the Initial Purchaser under this Agreement exceeds the aggregate amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The Company and each Subsidiary Guarantor hereby designates CT Corporation System, 1633 Broadway, New York, New York 10019 as its authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any state or federal court in the State of New York by the Initial Purchaser or any person asserting a claim for indemnification or contribution under or pursuant to this Section 8, and the Company and the Subsidiary Guarantors will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to the Company and the Subsidiary Guarantors at the address for notices specified in
     Section 11 hereof.

               (f) The parties hereto agree that the statements contained in the Preliminary Offering Memorandum and the Offering Memorandum in the fourth paragraph on page (ii) and the third, fourth, ninth and twelfth paragraphs of the section entitled "Plan of Distribution" constitute the only information heretofore furnished to the Company or the Subsidiary Guarantors in writing by or behalf of the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto.

          9.   Conditions of Initial Purchaser's Obligations.  The obligations
               ---------------------------------------------
of the Initial Purchaser under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All of the representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Company and each of the Subsidiary Guarantors shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it on or prior to the Closing Date.

               (b) No stop order suspending the qualification or exemption from qualification of any of the Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

               (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Series A Notes or the Subsidiary Guarantees or the sale of any Notes and the Subsidiary Guarantees; and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Notes or the Subsidiary Guarantees. No action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company or any of the Subsidiary Guarantors, threatened against, the Company or any of the Subsidiary Guarantors, before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or adversely affect the issuance of the Series A Notes or the Subsidiary Guarantees or the sale of any of the Notes or the Subsidiary Guarantees or would have a Material Adverse Effect; and no stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act shall have been issued.

               (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Offering Memorandum, or as otherwise described in the Offering Memorandum, there shall not have been any material change in the capital stock, material increase in long-term debt or short-term debt of the Company, or any of the Subsidiary Guarantors from that set forth in the Offering Memorandum and (iii) the Company and the Subsidiary Guarantors shall have incurred no liability or obligation, direct or contingent, that is material individually or in the aggregate, to the Company and the Subsidiary Guarantors, taken as a whole, and is required to be disclosed on a balance sheet in accordance with GAAP and is not disclosed on the latest balance sheet included in the Offering Memorandum (other than liabilities and obligations arising in the ordinary course of business since the date of the latest balance sheet included in the Offering Memorandum, none of which arose as a result of any breach of contract, breach of warranty, tort, infringement or violation of law).

               (e) You shall have received (i) certificates of the Company and each of the Subsidiary Guarantors, dated the Closing Date, executed on behalf of the Company and the Subsidiary Guarantors, by the Chairman, the Chief Executive Officer, the President or any Vice President and a principal financial or accounting officer of the Company and each of the Subsidiary Guarantors, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 9, and (ii) the Secretary of the Company and each of the Subsidiary Guarantors certifying as true, accurate and complete, the bylaws, resolutions with respect to the transactions contemplated herein and incumbency of certain officers and, in each case, as to such other matters as you may reasonably request.

               (f) The Offering Memorandum shall have been printed and copies distributed to you not later than 10:00 a.m., New York City time, on the second business day following the date of this Agreement or at such later date and time as to which you may agree.

               (g) You shall have received a copy of the certificate of incorporation of the Company and each of the Subsidiary Guarantors, certified as of a recent date by the Secretary of the State (or other appropriate official) of their respective jurisdiction of incorporation.

               (h) You shall have received appropriate certificates of qualification to do business and of good standing issued on a recent date by the Secretary of State (or other appropriate official) of each jurisdiction in which of the Company or any Subsidiary Guarantor, as the case may be, is qualified to do business.

               (i) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Hughes & Luce, L.L.P., special counsel for the Company and the Subsidiary Guarantors ("Hughes & Luce"), to the effect that:
       -------------

                    (1) The Company and each of the Subsidiary Guarantors has been duly incorporated and is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                    (2) (i) All of the issued and outstanding shares of capital stock of the Company and the Subsidiary Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable; (ii) all of the issued and outstanding shares of capital stock of each Subsidiary Guarantor is, as of the Closing Date, owned of record by the Company; (iii) to the knowledge of such counsel, all such shares of capital stock of the Company and the Subsidiary Guarantors described in the foregoing subsections (i) and (ii) are owned free and clear of any Lien, except for Liens described in the Offering Memorandum and inchoate statutory liens for amounts not yet due and payable, and were not issued in violation of any preemptive or similar statutory rights; (iv) to the knowledge of such counsel, the Company and the Subsidiary Guarantors have no other direct or indirect subsidiaries; (v) to the knowledge of such counsel, except as set forth in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or the Subsidiary Guarantors; and (vi) the Company had at the Closing Date, the authorized and outstanding capitalization as set forth in the Offering Memorandum.

                    (3) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative

          Documents, including the corporate power and authority to issue, sell and deliver the Notes as contemplated by this Agreement. Each Subsidiary Guarantor has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Documents to which it is a party.

                    (4) Each of this Agreement, the Notes, the Indenture, the Registration Rights Agreement and the Acquisition Agreements has been duly authorized, executed and delivered by the Company.

                    (5) Each of this Agreement, the Subsidiary Guarantees, the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by each Subsidiary Guarantor.

                    (6) When issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of this Agreement, the Series A Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

                    (7) When issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Series B Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

                    (8) When issued in accordance with the terms of the Indenture, the Subsidiary Guarantees of the Series A Notes executed by the Subsidiary Guarantors will constitute valid and legally binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

                    (9) When issued in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Subsidiary Guarantees of the Series B Notes executed by the Subsidiary Guarantors will constitute valid and legally binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

                    (10) The Indenture, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company and each of the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms.

                    (11) The Registration Rights Agreement constitutes a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms.

                    (12) The Notes, the Subsidiary Guarantees, the Indenture and, the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

                    (13) When the Notes are issued and delivered pursuant to the Agreement, the Notes will not be of the same class (within the meaning of Rule 144A) as securities of the Company or the Subsidiary Guarantors that are listed on any national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                    (14) No registration under the Securities Act of the Notes is required for the sale of the Notes to you as contemplated hereby or for the Exempt Resales, and prior to the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act, assuming (i) that Eligible Purchasers acquire the Notes in the Exempt Resales; (ii) the accuracy of the Initial Purchaser's representations and those of the Company and the Subsidiary Guarantors regarding the absence of general solicitation in connection with the Exempt Resales contained herein; (iii) the accuracy of the representations made by each Institutional Accredited Investor who purchases Notes pursuant to an Exempt Resale as set forth in the letters of representation executed by such Institutional Accredited Investor in the form of Annex A to the Offering Memorandum; and (iv) the performance by each such Institutional Accredited Investor of its obligations under such letters of representation.

                    (15) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and the notes thereto and schedules and other financial data included therein, as to which no opinion need be expressed), complied in all material respects with the requirements of Rule 144A.

                    (16) Neither the Company nor any of the Subsidiary Guarantors is an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended.

                    (17) To such counsel's knowledge, there are no legal, regulatory or governmental proceedings pending or threatened to which the Company or any of the Subsidiary Guarantors is a party or to which any property of the Company or any Subsidiary Guarantor is subject which, if determined adversely, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                    (18) The execution, delivery and performance by the Company and each of the Subsidiary Guarantors of this Agreement and the other Operative Documents to which it is a party, and the issuance and sale of the Notes and the Subsidiary Guarantees, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default) or require consent under, or result in the imposition of a Lien on any properties of the Company or the Subsidiary Guarantors (except as contemplated by the Senior Credit Facility), or an acceleration of indebtedness pursuant to, (i) the certificate of incorporation or bylaws of the Company or the Subsidiary Guarantors, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or any of the Subsidiary Guarantors is a party or by which any of them or their property is bound, (iii) any statute, rule or regulation applicable to the Company or any of the Subsidiary Guarantors, or (iv) any judgment, order or decree known to such counsel of any United States federal or state court or governmental agency or authority having jurisdiction over the Company or any of the Subsidiary Guarantors.

                    (19) To such counsel's knowledge, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Unites States federal or state court or governmental agency, body or administrative agency (including, without limitation, any State Regulatory Agency) is required for the execution, delivery and performance of this Agreement and the other Operative Documents, except such as may be required under state securities or Blue Sky laws and regulations (as to which such counsel may express no opinion), the Securities Act and the Trust Indenture Act or such as may be required by the NASD.

                    (20) To the knowledge of such counsel, the Company and each Subsidiary Guarantor have obtained all material consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all material declarations and filings with, all governmental and regulatory authorities, all self-regulatory organizations, and all courts and other tribunals necessary to own, lease, license, use and operate their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Memorandum; the execution and delivery by the Company and each of the Subsidiary Guarantors of, and the performance by the Company and each of the Subsidiary Guarantors of their respective obligations under, this Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Registration Rights Agreement and the Acquisition Agreements (to the extent a party thereto) and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated hereby and thereby will not violate any such approval, certification, license or permit.

                    (21) To the knowledge of such counsel, other than pursuant to the Registration Rights Agreement, there are no holders of securities of the Company or the Subsidiary Guarantors who, by reason of the execution by the Company or the Subsidiary Guarantors of this Agreement or any other Operative Document to which it is a party, or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or the Subsidiary Guarantors register under the Securities Act any securities held by them.

          In addition, Hughes & Luce shall additionally state that they have participated in conferences with officers and representatives of the Company and the Subsidiary Guarantors, representatives of the independent certified public accountants for the Company and the Subsidiary Guarantors, and representatives of the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed, and have participated in the preparation of the Offering Memorandum and any amendment thereof or supplement thereto, and although such counsel is not passing upon and does not assume any responsibility for, and have not verified, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and any amendment thereof or supplement thereto, on the basis of the foregoing and without independent check or verification, such counsel advises you that no facts came to such counsel's attention that have lead such counsel to believe that the Offering Memorandum (as amended or supplemented, if applicable), as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that Hughes

& Luce need express no belief or opinion with respect to the financial statements and schedules and other financial and statistical data included therein).

          In rendering such opinion, Hughes & Luce may rely, with regard to matters concerning the application of laws of jurisdictions other than the State of Texas and the federal laws of the United States and the Delaware General Corporation Law, on the opinions of (i) Brydon, Swearengen & England, (ii) Rosenblum, Goldenhersh, Silverstein & Zafft, P.C., (iii) Berkowitz, Lefkovits, Isom & Kushner, (iv) Shustak, Jalil, Sanders & Heller, or such other local counsel reasonably acceptable to the Initial Purchaser as Hughes & Luce deems necessary. Hughes & Luce will be permitted to except from its opinions with respect to enforceability: (A) the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium and other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (B) the effect of general equitable principles, whether such enforceability is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; (C) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; (D) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable; and (E) compliance with laws relating to permissible rates of interest.

               (j) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Stutzman & Bromberg, counsel for the Company and the Subsidiary Guarantors ("Stutzman & Bromberg"), to the effect that:
       -------------------

                    (1) Talton STC has been duly incorporated and is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum. To the best of such counsel's knowledge, the Company and each of the Subsidiary Guarantors is duly qualified as a foreign corporation and in good standing in each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                    (2)  (i) All of the issued and outstanding shares of
          capital stock of the Company and each of the Subsidiary Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable (ii) the issued and outstanding shares of capital stock of the Company is owned of record as described on a scheduled attached to such opinion; (iii) all of the issued and outstanding shares of capital stock of each of AmeriTel, Talton Telecommunications and Talton of Carolina is owned of record by the Company and all of the issued and outstanding shares of capital stock of Talton of Carolina is owned of record by Talton Telecommunications; (iv) to the best knowledge of such counsel, all such shares of capital stock of the Company and the Subsidiary Guarantors described in the foregoing subsections (i), (ii) and (iii) are owned free and clear of any Lien, except for Liens arising under that certain credit facility dated as of December 27, 1996 among the Company, AmeriTel, Talton Telecommunications, Talton of Carolina and Canadian Imperial Bank of Commerce, as agent for lenders (the "Existing Credit Facility"), and
                                               ------------------------
          inchoate statutory liens for amounts not yet due and payable, and were not issued in violation of any preemptive or similar statutory rights;
          (v) except as described in clause (iii) above, to the best knowledge of such counsel, the Company and the Subsidiary Guarantors have no other direct or indirect subsidiaries; and (vi) to the best knowledge of such counsel, except as set forth on a schedule attached to such opinion, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or the Subsidiary Guarantors.

                    (3) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Acquisition Agreements. The Acquisition Agreements have been duly authorized, executed and delivered by the Company.

                    (4) To the best of such counsel's knowledge, there are no legal, regulatory or governmental proceedings pending or threatened to which the Company or any of the Subsidiary Guarantors is a party or to which any property of the Company or any Subsidiary Guarantor is subject which, if determined adversely, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                    (5) The execution, delivery and performance by the Company and each of the Subsidiary Guarantors of this Agreement and the other Operative Documents to which it is a party, and the issuance and sale of the Notes and the Subsidiary Guarantees, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default) or require consent under, or result in the imposition of a Lien on any properties of the Company or the Subsidiary Guarantors except as contemplated by the Existing Credit Facility, or an acceleration of indebtedness pursuant to, (i) the respective certificate or articles of incorporation or bylaws of the Company or the Subsidiary Guarantors, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or any of the Subsidiary Guarantors is a party or by which any of them or their property is bound, (iii) any statute, rule or regulation applicable to the Company or any of the Subsidiary Guarantors, or (iv) any judgment, order or decree known to such counsel of any United States federal or state court or governmental agency or authority having jurisdiction over the Company or any of the Subsidiary Guarantors. To such counsel's knowledge, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Unites States federal or state court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents, except such as may be required under state securities or Blue Sky laws and regulations (as to which such counsel may express no opinion), the Securities Act and the Trust Indenture Act or such as may be required by the NASD.

                    (6) To the best knowledge of such counsel, other than pursuant to the Registration Rights Agreement, there are no holders of securities of the Company or the Subsidiary Guarantors who, by reason of the execution by the Company or the Subsidiary Guarantors of this Agreement or any other Operative Document to which it is a party, or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or the Subsidiary Guarantors register under the Securities Act any securities held by them.

                    (7) To the best knowledge of such counsel, the Company and each Subsidiary Guarantor have obtained all material consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all material declarations and filings with, all governmental and regulatory authorities, all self-regulatory organizations, and all courts and other tribunals necessary to own, lease, license, use and operate their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Memorandum; the execution and delivery by the Company and each of the Subsidiary Guarantors of, and the performance by the Company and each of the Subsidiary Guarantors of their respective obligations under, this Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Registration Rights Agreement and the Acquisition Agreements (to the extent a party thereto) and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated hereby and thereby will not violate any such approval, certification, license or permit.

          In addition, Stutzman & Bromberg shall additionally state that such counsel has participated in conferences with officers and representatives of the Company and the Subsidiary Guarantors, representatives of the independent certified public accountants for the Company and the Subsidiary Guarantors, and representatives of the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed, and participated in the preparation of the Offering Memorandum and any amendment thereof or supplement thereto, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and any amendment thereof or supplement thereto and has not independently verified the accuracy, completeness or fairness of such statements, such counsel advises you that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Offering Memorandum (as amended or supplemented, if applicable), as of the date thereof and on the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial and statistical data included therein).

               (k) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Dickstein, Shapiro, Morin & Oshinsky L.L.P., special regulatory counsel for the Company and the Subsidiary Guarantors ("Regulatory Counsel for the
                                                 --------------------------
     Company"), to the effect that:
     -------

                    (1) The statements in the Offering Memorandum under the headings "Risk Factors--Regulatory Factors" and "Business-- Regulation," insofar as such statements constitute a summary of statutes, regulations, rules, legal matters, documents or proceedings referred to therein, fairly present the information set forth therein with respect to such statutes, regulations, rules, legal matters, documents or proceedings;

                    (2) The Company and each Subsidiary Guarantor have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with the FCC necessary to own, lease, license, use and operate their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Memorandum; and the approvals, certificates, licenses and permits listed on a schedule attached to such opinion constitute all such approvals, certificates, licenses and permits required by the FCC; and

                    (3) The execution and delivery by the Company and each of the Subsidiary Guarantors of, and the performance by the Company and each of the Subsidiary Guarantors of their respective obligations under, this Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Registration Rights Agreement and the Acquisition Agreements (to the extent a party thereto) and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated hereby and thereby (i) will not violate any such approval, certification, license or permit referred to in the preceding paragraph (2), or (ii) require any consent or approval by the FCC.

               (l) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Brydon Swearangen & England, special state regulatory counsel for the Company and the Subsidiary Guarantors ("State Regulatory Counsel for the Company"),
                                 ----------------------------------------
     to the effect that:

                    (1) The Company and each Subsidiary Guarantor have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with all State Regulatory Agencies necessary to own, lease, license, use and operate their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Memorandum; and

                    (2) The execution and delivery by the Company and each of the Subsidiary Guarantors of, and the performance by the Company and each of the Subsidiary Guarantors of their respective obligations under, this Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Registration Rights Agreement and the Acquisition Agreements (to the extent a party thereto) and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated hereby and thereby (i) will not violate any such approval, certification, license or permit referred to in the preceding paragraph (1), or (ii) require any consent or approval by such State Regulatory Agencies.

               (m) Counsel for the Company shall have delivered to you copies of all opinions issued by them in connection with the Acquisition Agreements and the transactions contemplated thereby, along with executed letters addressed to you entitling you to rely upon such opinions as if originally addressed to you.

               (n) The Initial Purchaser shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchaser ("Counsel for the Initial Purchaser"), in form and substance reasonably
       ---------------------------------
     satisfactory to the Initial Purchaser.

               (o) The Initial Purchaser shall have received letters on and as of the date hereof as well as on and as of the Closing Date in form and substance satisfactory to the Initial Purchaser, from each of Deloitte & Touche, LLP, Arthur Andersen LLP, Benefield, Crawford & Webster, P.C., and Davis, Clark and Company, P.C., independent public accountants, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

               (p) The Subsidiary Guarantors shall have entered into this Agreement and you shall have received executed counterparts thereof.

               (q) The Company and the Subsidiary Guarantors shall have entered into the Registration Rights Agreement and you shall have received executed counterparts thereof.

               (r) The Company, the Subsidiary Guarantors and the Trustee shall have entered into the Indenture and you shall have received executed counterparts thereof.

               (s) The Acquisition Agreements shall be in full force and effect and you shall have received counterparts, conformed as executed, thereof, and all conditions precedent to the consummation of the acquisitions thereunder shall have been satisfied or waived.

               (t) Counsel for the Initial Purchaser shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

               (u) Prior to the Closing Date, the Company and the Subsidiary Guarantors shall have furnished to you such further information, certificates and documents as you may reasonably request.

          All opinions, certificates, letters and other documents required to be delivered by the Company and the Subsidiary Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchaser. The Company and the Subsidiary Guarantors will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and other documents as the Initial Purchaser shall reasonably request.

          10.  Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the execution hereof.

          This Agreement may be terminated at any time prior to the Closing by you by notice to the Company if any of the following has occurred on or after the date hereof: (i) subsequent to the date information is provided in the Offering Memorandum, any Material Adverse Change which, in your judgment materially impairs the investment quality of the Notes, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in your judgment, make it impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either federal or New York authorities, (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, or (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, would have a Material Adverse Effect.

          The indemnities and contribution provisions and the other agreements, representations and warranties of the Company and the Subsidiary Guarantors, their respective officers and directors and of the

Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser or by or on behalf of the Company, the Subsidiary Guarantors, the officers or directors of the Company or the Subsidiary Guarantors, or any controlling person of the Company or the Subsidiary Guarantors, (ii) acceptance of the Notes and payment therefor hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Initial Purchaser pursuant to clause (i) of the second paragraph of this Section 10 or because of the failure or refusal on the part of the Company or any of the Subsidiary Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Subsidiary Guarantors agree to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company and each of the Subsidiary Guarantors shall be liable for all expenses which it has agreed to pay pursuant to Section 5 hereof.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Subsidiary Guarantors, the Initial Purchaser, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Notes from the Initial Purchaser merely because of such purchase.

          11.  Notices.  Notices given pursuant to any provision of this
               -------
Agreement shall be addressed as follows: (a) if to the Company or any of the Subsidiary Guarantors, to it at 611 S.W. Third Street, Lee's Summit, Missouri 64063, with a copy in each case to Hughes & Luce, L.L.P., 1717 Main Street, Suite 2800, Dallas, Texas 75201, Attention: Glen Hettinger; and (b) if to the Initial Purchaser, to CIBC Wood Gundy Securities Corp. 425 Lexington Avenue, Third Floor, New York, New York 10017, Attention: Syndicate Department, and, in each case, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, Attention: Mary Ellen Kanoff, Esq., or in any case to such other address as the person to be notified may have requested in writing.

          12.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          This Agreement may be signed in multiple counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                        Talton Holdings, Inc.



                                        By:__________________________________
                                        Name:
                                        Title:


                                        AmeriTel Pay Phones, Inc.


                                        By:__________________________________
                                        Name:
                                        Title:


                                        Talton Telecommunications Corporation


                                        By:__________________________________
                                        Name:
                                        Title:


                                        Talton Telecommunications of Carolina,
                                        INC.



                                        By:__________________________________
                                        Name:
                                        Title:


                                        Talton STC, Inc.


                                        By:__________________________________
                                        Name:
                                        Title:

CIBC Wood Gundy Securities Corp.


By:____________________________
Name:
Title: